EXHIBIT 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECURITIES AND EXCHANGE ACT RULE 13A-14,
AS ADOPTED PURSUANT TO SECTION 302 OF SARBANES-OXLEY ACT OF 2002.

I, Lawrence D. Bain, certify that:

1. I have reviewed this Amendment No. 1 to the annual report on Form 10-KSB of ProLink Holdings Corp.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

April 29, 2008

/s/ Lawrence D. Bain

Lawrence D. Bain
Chief Executive Officer